Exhibit 10.2
BILL OF SALE
     THIS BILL OF SALE executed of this 30th day of September, 2010 by Rome Die Casting, LLC, a Georgia limited liability company (“Seller”) and Johnny Johnson (“Shareholder”), in favor of General Aluminum Mfg. Company, an Ohio corporation (“Purchaser”), is to evidence the following agreements and understandings:
     WHEREAS, Seller is significantly indebted to Purchaser for monies loaned to Seller pursuant to a Secured Line of Credit Note and an Amended and Restated Secured Promissory Note (the “Notes”);
     WHEREAS, Purchaser has a first priority security interest in all of Seller’s assets pursuant to a Security Agreement;
     WHEREAS, Seller is in default of the Notes and has no ability to repay the indebtedness to Purchaser as and when due; and
     WHEREAS, Seller desires transfer all of its assets to Purchaser in consideration for partial satisfaction of Seller’s indebtedness to Purchaser and in furtherance thereof desires to execute and deliver this Bill of Sale.
     NOW, THEREFORE, Seller, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, hereby sells, conveys, transfers, assigns and delivers to Purchaser, its successors and assigns, free and clear of all liens, security interests, restrictions, claims, encumbrances and indebtedness, full right, title and interest in and to all of Seller’s assets, including but not limited to those assets set forth on Exhibit A (the “Assets”), attached hereto and made a part hereof.
     Seller further agrees to execute and deliver to Purchaser such further instruments of transfer and assignment as Purchaser may from time to time reasonably request in order to transfer and assign to, and vest in, Purchaser all of the rights, privileges and properties hereby transferred and assigned or intended to be transferred and assigned hereunder.
     This Bill of Sale and the covenants and agreements contained in this Bill of Sale shall inure to the benefit of Purchaser and its successors and permitted assigns and shall bind Seller and its successors and permitted assigns.
     Seller hereby appoints Purchaser, and its successors and assigns, as Seller’s true and lawful attorney, with full power of substitution, in Seller’s name and stead, by, on behalf of and for the benefit of Purchaser, and its successors and assigns, to demand and receive any and all of the Assets transferred hereunder and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute, at the expense and for the benefit of Purchaser, and its successors and assigns, any and all proceedings at law, in equity or otherwise, which Purchaser, and its successors or assigns, may deem proper for the collection or reduction to possession of any of the Assets transferred hereunder or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, assigned, transferred and delivered, and to do all acts and things in relation to the Assets transferred hereunder which Purchaser, and its successors or assigns, shall deem desirable.

     Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any person other than Purchaser any remedy or claim under or by reason of this instrument or any agreements, terms, covenants or conditions hereof, and all the agreements, terms, covenants and conditions in this instrument contained shall be for the sole and exclusive benefit of Purchaser and its successors and permitted assigns.
     Seller acknowledges and agrees that Purchaser assumes no liability, obligation, cost or expense of Seller whatsoever.
     Seller and Shareholder jointly and severally, hereby represent and warrant to Purchaser that that Shareholder is the sole shareholder of Seller and Seller has all requisite power and authority to enter into this Bill of Sale and to consummate the transactions contemplated hereby. This Bill of Sale and each other agreement and instrument to be executed by Seller in connection herewith have been (or upon execution shall have been) duly executed and delivered by Seller, have been duly authorized by all necessary corporate action and constitute (or upon execution shall constitute) legal, valid and binding obligations of Seller and Shareholder, enforceable against Seller and Shareholder in accordance with their respective terms.
     This Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Ohio without regard to conflict of laws principles.

Rome Die Casting, LLC
By:	/s/ Johnny Johnson
	Its:	President

Johnny Johnson
/s/ Johnny Johnson
Shareholder